                 SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Amendment") is made effective as of the ___ day of September, 2000, by and among BERRY PLASTICS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), NIM HOLDINGS LIMITED, a company organized and existing under the laws of England and Wales ("NIM Holdings"), and BERRY PLASTICS UK LIMITED, a company organized and existing under the laws of England and Wales, formerly known as Norwich Injection Moulders Limited ("Berry UK"); BANK OF AMERICA, N.A., a national banking association ("Bank of America"), FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island ("Fleet"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York ("GE Capital"), as documentation agent, HELLER FINANCIAL, INC., a corporation organized and existing under the laws of the State of Delaware ("Heller"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), and LASALLE BUSINESS CREDIT, INC., a corporation organized and existing under the laws of the State of Delaware ("LaSalle") (collectively, the "Lenders" and individually, a "Lender"); GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York, as documentation agent, and BANK OF AMERICA, N. A., a national banking association, in its capacity as both collateral and administrative agent for the Lenders (the "Agent") and as lead arranger; Witnesseth:


                                   RECITALS


         A. The Lenders, the Borrower, Berry UK, NIM Holdings and the Agent are parties to that certain Third Amended and Restated Financing and Security Agreement dated as of May 9, 2000, as amended by that certain First Amendment to Third Amended and Restated Financing and Security Agreement dated as of July 14, 2000 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Under and subject to the provisions of the Credit Agreement, the Lenders agreed to establish in favor of the Borrower, Berry UK and NIM Holdings certain revolving credit, letter of credit and term loan facilities. All capitalized terms used herein but not specifically defined herein shall have the meanings given such terms in the Credit Agreement.

         B. The Borrower has advised the Agent and the Lenders that the Borrower has acquired the Italian Holding Company. The Italian Holding Company is a wholly owned subsidiary of the Borrower. The Italian Holding Company proposes to acquire all of the shares (the "Italian Target Stock") issued by Capsol Italy and Ociesse in accordance with the provisions of that certain purchase or acquisition agreement by and among the existing shareholders of Capsol Italy, Ociesse, the Italian Holding Company and the Borrower (as amended, restated, supplemented or otherwise modified, the "Italian Target Purchase Agreement").

         C. The Italian Holding Company has applied to Bank of America for two
(2) revolving credit facilities in an aggregate principal amount up to, but not exceeding, Fifteen Million Two Hundred Fifty Thousand (15,250,000) euros (collectively, the "Italian Credit Facility"); one revolving credit facility shall be used by the Italian Holding Company to finance the entire purchase price for the acquisition of the Italian Target Stock by the Italian Holding Company and the second revolving credit facility shall be available to Capsol Italy or Ociesse to finance certain debt repayment and for working capital purposes generally.

         D. The Borrower, Berry UK, NIM Holdings, the Italian Holding Company, Capsol Italy and Ociesse have requested that (i) Bank of America, acting through its Milan, Italy branch, make the Italian Credit Facility available to the Italian Holding Company, Capsol Italy and Ociesse for the purposes described above and (ii) the Agent and the Lenders amend certain terms and conditions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Berry UK, NIM Holdings, the Lenders and the Agent hereby agree as follows:

         1. The Borrower, Berry UK and NIM Holdings hereby acknowledge and agree that the recitals set forth above are true and accurate in each and every respect and are incorporated herein by reference. The representations and warranties of the Borrower, Berry UK and NIM Holdings contained among the provisions of the Credit Agreement are true and correct as of the date of this Amendment (except that any such representations and warranties that are not qualified as to materiality need only be true and correct in all material respects) with the same effect as though such representations and warranties had been made as of such date, except that (i) the representations and warranties which relate to a specific date need only be true and correct as of such date and (ii) the representations and warranties which relate to financial statements which are referred to in Section 4.1.11 of the Credit Agreement, shall also be deemed to cover financial statements furnished from time to time to the Agent pursuant to Section 6.1.1 (Financial Statements) of the Credit Agreement.

         2.       The Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 beginning on page 3 of the Credit Agreement is hereby amended to add the following definitions:

                  "APPLICABLE ITALIAN MARGIN" MEANS TWO HUNDRED (200) BASIS POINTS.

                  "BANK OF AMERICA ITALY" MEANS BANK OF AMERICA, ACTING THROUGH ITS MILAN, ITALY BRANCH OR OFFICE, OR SUCH OTHER BRANCH OR OFFICE OF BANK OF AMERICA AS DESIGNATED BY BANK OF AMERICA IN ITALY FROM TIME TO TIME AS THE BRANCH OR OFFICE THROUGH WHICH THE ITALIAN REVOLVING CREDIT LOANS ARE TO BE MADE OR MAINTAINED, AND ITS SUCCESSORS AND ASSIGNS.

                  "EURO" OR "EUROS" MEANS THE EUROPEAN MONETARY UNIT OR ANY OTHER EUROPEAN COMMON CURRENCY UNIT EQUIVALENT.

                  "EURIBOR BASE RATE" MEANS THE BASE RATE OF INTEREST FOR DETERMINING THE APPLICABLE INTEREST RATE PAYABLE ON THE ITALIAN OBLIGATIONS, AS PROVIDED IN THE ITALIAN CREDIT AGREEMENTS.

                  "ITALIAN CREDIT AGREEMENTS" MEANS ANY AND ALL AGREEMENTS, DOCUMENTS AND INSTRUMENTS WHICH NOW OR AT ANY TIME HEREAFTER EVIDENCE ALL OR ANY PORTION OF THE ITALIAN OBLIGATIONS, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED.

                  "ITALIAN CREDIT FACILITIES GUARANTY" MEANS THE GUARANTY OF PAYMENT OF THE ITALIAN OBLIGATIONS TO BANK OF AMERICA ITALY FROM THE PARENT, THE BORROWER AND EACH SUBSIDIARY GUARANTOR, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED.

                  "ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY" HAS THE MEANING GIVEN SUCH TERM IN SECTION 2.1.12 OF THIS AGREEMENT.

                  "ITALIAN OBLIGATION ADVANCE" AND "ITALIAN OBLIGATION ADVANCES" HAVE THE MEANINGS GIVEN SUCH TERMS IN SECTION 2.1.2 OF THIS AGREEMENT.

                  "ITALIAN OBLIGATIONS" MEANS AND INCLUDES ALL PRESENT AND FUTURE INDEBTEDNESS, OBLIGATIONS, AND LIABILITIES, WHETHER NOW EXISTING OR CONTEMPLATED OR HEREAFTER ARISING, OF THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE TO BANK OF AMERICA ITALY, UNDER, ARISING PURSUANT TO, IN CONNECTION WITH AND/OR ON ACCOUNT OF THE PROVISIONS OF THE ITALIAN CREDIT AGREEMENTS.

                  "ITALIAN REVOLVING CREDIT COMMITMENT" MEANS THE AGREEMENT OF EACH LENDER RELATING TO PURCHASE OF AN UNDIVIDED PARTICIPATING INTEREST IN THE ITALIAN REVOLVING CREDIT LOAN AND ALL OTHER ITALIAN OBLIGATIONS SUBJECT TO AND IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT; AND "ITALIAN REVOLVING CREDIT COMMITMENTS" MEANS THE COLLECTIVE REFERENCE TO THE ITALIAN REVOLVING CREDIT COMMITMENT OF EACH OF THE LENDERS.

                  "ITALIAN REVOLVING CREDIT COMMITTED AMOUNT" MEANS FIFTEEN MILLION TWO HUNDRED FIFTY THOUSAND (15,250,000) EUROS.

                  "ITALIAN REVOLVING CREDIT FACILITY" MEANS THE REVOLVING CREDIT FACILITIES ESTABLISHED BY BANK OF AMERICA ITALY IN ACCORDANCE WITH THE TERMS OF THE ITALIAN CREDIT AGREEMENTS.

                  "ITALIAN REVOLVING CREDIT LOAN" MEANS EACH LOAN OR ADVANCE MADE BY BANK OF AMERICA ITALY TO THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE UNDER THE TERMS OF THE ITALIAN CREDIT AGREEMENTS.

                  "ITALIAN REVOLVING CREDIT PRO RATA SHARE" MEANS WITH RESPECT TO EACH LENDER, SUCH LENDER'S REVOLVING CREDIT PRO RATA SHARE WITH RESPECT TO THE ITALIAN OBLIGATIONS.

                  "ITALIAN SECURITY DOCUMENTS" MEANS ANY AND ALL AGREEMENTS, DOCUMENTS AND/OR INSTRUMENTS WHICH SECURE OR GUARANTY ALL OR ANY PORTION OF THE ITALIAN OBLIGATIONS, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, INCLUDING, WITHOUT LIMITATION, THE ITALIAN STOCK PLEDGE AGREEMENT.

                  "ITALIAN STOCK PLEDGE AGREEMENT" MEANS (i) THAT CERTAIN FIRST RANKING SHARE PLEDGE AGREEMENT FROM THE BORROWER TO BANK OF AMERICA ITALY, WHICH GRANTS, PLEDGES AND ASSIGNS TO BANK OF AMERICA ITALY, AS SECURITY FOR THE ITALIAN OBLIGATIONS, ONE HUNDRED PERCENT (100%) OF THE ISSUED AND OUTSTANDING SHARES OF THE ITALIAN HOLDING COMPANY AND (ii) THAT CERTAIN FIRST RANKING SHARE PLEDGE AGREEMENT FROM THE ITALIAN HOLDING COMPANY TO BANK OF AMERICA ITALY. WHICH GRANTS, PLEDGES AND ASSIGNS TO BANK OF AMERICA ITALY, AS SECURITY FOR THE ITALIAN OBLIGATIONS, ONE HUNDRED PERCENT (100%) OF THE ISSUED AND OUTSTANDING SHARES OF EACH OF CAPSOL ITALY AND OCIESSE, EACH AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED. THE AGENT, THE LENDERS AND THE BORROWER ACKNOWLEDGE AND AGREE THAT THE ITALIAN STOCK PLEDGE AGREEMENTS WILL NOT BE EXECUTED AND DELIVERED UPON CLOSING AND CONSUMMATION OF THE ITALIAN CREDIT FACILITY, BUT WILL BE EXECUTED AND DELIVERED AS SOON AS COMMERCIALLY PRACTICABLE FOLLOWING CLOSING.

                  (b) The definitions of "Commitment" and "Commitments" on page 8 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their places:

                  "COMMITMENT" MEANS WITH RESPECT TO EACH LENDER, SUCH LENDER'S REVOLVING CREDIT COMMITMENT, LETTER OF CREDIT COMMITMENT, TERM LOAN A COMMITMENT, TERM LOAN B COMMITMENT, BOND LETTER OF CREDIT COMMITMENT, UK REVOLVING CREDIT COMMITMENT, UK TERM LOAN COMMITMENT, ITALIAN REVOLVING CREDIT COMMITMENT, AS THE CASE MAY BE, AND "COMMITMENTS" MEANS THE COLLECTIVE REFERENCE TO THE REVOLVING CREDIT COMMITMENTS, THE LETTER OF CREDIT COMMITMENTS, THE TERM LOAN A COMMITMENTS, THE TERM LOAN B COMMITMENTS, THE BOND LETTER OF CREDIT COMMITMENTS, THE UK REVOLVING CREDIT COMMITMENTS, THE UK TERM LOAN COMMITMENTS AND ITALIAN REVOLVING CREDIT COMMITMENTS OF ALL OF THE LENDERS.

                  (c) The definitions of "Credit Facility" and "Credit Facilities" on page 9 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their place:

                  "CREDIT FACILITY" MEANS A DOMESTIC CREDIT FACILITY, A UK CREDIT FACILITY, OR THE ITALIAN REVOLVING CREDIT FACILITY AND "CREDIT FACILITIES" MEANS THE DOMESTIC CREDIT FACILITIES, THE UK CREDIT FACILITIES AND THE ITALIAN REVOLVING CREDIT FACILITY.

                  (d) The definition of "Dollar Currency Equivalent" on page 11 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

                  "DOLLAR CURRENCY EQUIVALENT" MEANS, ON ANY DATE OF DETERMINATION, THE RATE OF EXCHANGE QUOTED AT 11:00 A.M. (BALTIMORE, MARYLAND TIME) BY THE AGENT FOR THE SPOT PURCHASE IN THE FOREIGN EXCHANGE MARKET IN CHICAGO, ILLINOIS OF SUCH AMOUNT OF EUROS OR STERLING, AS THE CASE MAY BE, WITH DOLLARS.

                  (e) The definition of "Financing Documents" on page 24 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

                  "FINANCING DOCUMENTS" MEANS AT ANY TIME COLLECTIVELY THIS AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS, THE LETTER OF CREDIT DOCUMENTS, THE BOND LETTER OF CREDIT AGREEMENT DOCUMENTS, THE UK SECURITY DOCUMENTS, THE ITALIAN CREDIT AGREEMENTS, AND ANY OTHER INSTRUMENT, AGREEMENT OR DOCUMENT PREVIOUSLY, SIMULTANEOUSLY OR HEREAFTER EXECUTED AND DELIVERED BY THE BORROWER, ANY SUBSIDIARY GUARANTOR, BERRY UK, NIM HOLDINGS, THE ITALIAN HOLDING COMPANY, OCIESSE, CAPSOL ITALY AND/OR ANY OTHER PERSON, SINGLY OR JOINTLY WITH ANOTHER PERSON OR PERSONS, EVIDENCING, SECURING, GUARANTYING OR IN CONNECTION WITH THIS AGREEMENT, ANY NOTE, ANY OF THE SECURITY DOCUMENTS, ANY OF THE CREDIT FACILITIES, ANY OF THE UK SECURITY DOCUMENTS, ANY OF THE ITALIAN CREDIT AGREEMENTS AND/OR ANY OF THE OBLIGATIONS, ALL AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED, REPLACED OR OTHERWISE MODIFIED AT ANY TIME AND FROM TIME TO TIME.

                  (f) The definition of "Guaranty" on page 26 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

                  "GUARANTY" MEANS COLLECTIVELY EACH GUARANTY OF PAYMENT FOR THE BENEFIT OF BANK OF AMERICA ITALY AND/OR OF THE LENDERS RATABLY AND THE AGENT FROM ANY OR ALL OF THE GUARANTORS OR NIM HOLDINGS, INCLUDING, WITHOUT LIMITATION, THE UK CREDIT FACILITIES GUARANTY AND THE ITALIAN CREDIT FACILITY GUARANTY, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED.

                  (g) The definitions of "Loan" and "Loans" on page 30 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their places:

                  "LOAN" MEANS EACH OF THE REVOLVING LOAN, A TERM LOAN A, A TERM LOAN B, THE UK REVOLVING LOAN, A UK TERM LOAN, AN ITALIAN REVOLVING CREDIT LOAN, AS THE CASE MAY BE, AND "LOANS" MEANS THE COLLECTIVE REFERENCE TO THE REVOLVING LOAN, THE TERM LOANS A, THE TERM LOANS B, THE UK REVOLVING LOAN, THE UK TERM LOANS AND THE ITALIAN REVOLVING CREDIT LOANS.

                  (h) The definition of "Obligations" on pages 31 and 32 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

                  "OBLIGATIONS" MEANS AND INCLUDES ALL PRESENT AND FUTURE INDEBTEDNESS, OBLIGATIONS, AND LIABILITIES, WHETHER NOW EXISTING OR CONTEMPLATED OR HEREAFTER ARISING, OF THE BORROWER, NIM HOLDINGS AND/OR BERRY UK TO (i) THE LENDERS, (ii) TO BANK OF AMERICA WITH RESPECT TO THE UK OBLIGATIONS, AND (iii) TO BANK OF AMERICA ITALY WITH RESPECT TO THE ITALIAN OBLIGATIONS, AND/OR (iv) TO THE AGENT UNDER, ARISING PURSUANT TO, IN CONNECTION WITH AND/OR ON ACCOUNT OF THE PROVISIONS OF THIS AGREEMENT, EACH NOTE, EACH SECURITY DOCUMENT, AND/OR ANY OF THE OTHER FINANCING DOCUMENTS, THE LOANS, AND/OR ANY OF THE CREDIT FACILITIES INCLUDING, WITHOUT LIMITATION, THE PRINCIPAL OF, AND INTEREST ON, EACH NOTE, LATE CHARGES, THE FEES, ENFORCEMENT COSTS, AND PREPAYMENT FEES (IF ANY), LETTER OF CREDIT FEES OR FEES CHARGED WITH RESPECT TO ANY GUARANTY OF ANY LETTER OF CREDIT; ALSO MEANS AND INCLUDES ALL OTHER PRESENT AND FUTURE INDEBTEDNESS, LIABILITIES AND OBLIGATIONS, WHETHER NOW EXISTING OR CONTEMPLATED OR HEREAFTER ARISING, OF THE BORROWER, BERRY UK, NIM HOLDINGS, ANY SUBSIDIARY GUARANTOR TO THE AGENT AND/OR TO ANY LENDER OR BANK OF AMERICA ITALY ANY/OR ANY OF ITS OR THEIR AFFILIATES UNDER OR IN CONNECTION WITH, ANY INTEREST RATE/CURRENCY PROTECTION AGREEMENTS; AND ALSO MEANS ANY AND ALL RENEWALS, EXTENSIONS, SUBSTITUTIONS, AMENDMENTS, RESTATEMENTS AND REARRANGEMENTS OF ANY SUCH DEBTS, OBLIGATIONS AND LIABILITIES. FOR PURPOSES OF THE INDENTURE, ALL OBLIGATIONS UNDER AND IN CONNECTION WITH THE CREDIT FACILITIES CONSTITUTE AND ARE HEREBY DEEMED "DESIGNATED SENIOR INDEBTEDNESS" AS DEFINED IN THE INDENTURE. IN ADDITION, FOR PURPOSES OF THIS AGREEMENT "OBLIGATIONS" INCLUDES WITH RESPECT TO THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, THE ITALIAN OBLIGATIONS.

                  (i) The definition of "Security Documents" on page 41 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

                  "SECURITY DOCUMENTS" MEANS COLLECTIVELY ANY ASSIGNMENT, PLEDGE AGREEMENT, SECURITY AGREEMENT, MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, FINANCING STATEMENT AND ANY SIMILAR INSTRUMENT, DOCUMENT OR AGREEMENT UNDER OR PURSUANT TO WHICH A LIEN IS NOW OR HEREAFTER GRANTED TO, OR FOR THE BENEFIT OF, THE AGENT, THE LENDERS, BANK OF AMERICA AND/OR BANK OF AMERICA ITALY ON ANY REAL OR PERSONAL PROPERTY OF ANY PERSON TO SECURE ALL OR ANY PORTION OF THE OBLIGATIONS, ALL AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, INCLUDING, WITHOUT LIMITATION, THIS AGREEMENT, THE GUARANTY, THE STOCK PLEDGE AGREEMENT, THE DEEDS OF TRUST, THE SECURITY AGREEMENT, THE ASSIGNMENT OF PATENTS, THE ASSIGNMENT OF TRADEMARKS, THE UK STOCK PLEDGE AGREEMENT, THE UK SECURITY DOCUMENTS, THE ITALIAN STOCK PLEDGE AGREEMENT AND THE OTHER ITALIAN SECURITY DOCUMENTS, IF ANY.

                  (j) The definition of "Stock Pledge Agreement" on pages 43 and 44 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

                  "STOCK PLEDGE AGREEMENT" MEANS (a) THAT CERTAIN AMENDED AND RESTATED STOCK PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT DATED AS OF THE DATE HEREOF FROM THE BORROWER TO THE AGENT FOR THE BENEFIT OF THE LENDERS RATABLY AND THE AGENT, (b) THE UK STOCK PLEDGE AGREEMENT, (c) THAT CERTAIN AMENDED AND RESTATED STOCK PLEDGE AGREEMENT, ASSIGNMENT AND SECURITY AGREEMENT DATED AS OF THE DATE HEREOF FROM CPI TO THE AGENT FOR THE BENEFIT OF THE LENDERS RATABLY AND THE AGENT, AND (d) THE ITALIAN STOCK PLEDGE AGREEMENT, ALL AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED.

                  (k) The definitions of "Subsidiary Guarantor" and "Subsidiary Guarantors" on pages 44 and 45 of the Credit Agreement are hereby amended to confirm that the Italian Holding Company, Capsol Italy and Ociesse do not constitute "Subsidiary Guarantors" for purposes of the Credit Agreement, the GE Financing Agreement, all of the other Financing Documents and all of the other GE Financing Documents. The Agent and the Lenders agree that none of the tangible or intangible assets or properties (excluding capital stock) of Capsol Italy, Ociesse and/or the Italian Holding Company located in the Republic of Italy shall be pledged to the Agent and/or the Lenders as collateral for any of the Obligations (other than the Italian Obligations to the extent provided in the immediately following sentence) or for any of the GE Obligations. In addition, the Italian Obligations (and neither any other Obligations nor the GE Obligations) shall be secured by a first priority assignment, pledge and grant of one hundred percent (100%) of the outstanding shares of capital stock now or at any time hereafter issued by Capsol Italy, Ociesse and the Italian Holding Company.

                  (l) The third paragraph of Section 2.1.2 on pages 52 and 53 of the Credit Agreement is hereby amended to add the following provisions:

                  THE BORROWER AND THE LENDERS HEREBY IRREVOCABLY AUTHORIZE THE AGENT, ON BEHALF OF THE LENDERS, AT ANY TIME AND FROM TIME TO TIME, WITHOUT REQUEST FROM, PRIOR NOTICE TO, OR CONSENT OF, THE BORROWER OR ANY OF THE LENDERS TO MAKE ADVANCES UNDER THE REVOLVING LOAN TO REPAY ALL OR ANY PORTION OF THE ITALIAN OBLIGATIONS (EACH, AN "ITALIAN OBLIGATION ADVANCE" AND COLLECTIVELY, THE "ITALIAN OBLIGATION ADVANCES"). THE AGENT AGREES THAT AN ITALIAN OBLIGATION ADVANCE MAY BE MADE ONLY (i) UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT UNDER THE ITALIAN CREDIT AGREEMENTS OR (ii) IF ALL OR ANY PORTION OF THE ITALIAN OBLIGATIONS ARE NOT PAID AS AND WHEN DUE AND PAYABLE (SUBJECT TO ANY APPLICABLE NOTICE, GRACE AND CURE PERIODS) IN ACCORDANCE WITH THE TERMS OF THE ITALIAN CREDIT AGREEMENTS. THE BORROWER ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING ANY PROVISION IN THE CREDIT AGREEMENT TO THE CONTRARY, THE AGENT SHALL BE ENTITLED TO REQUIRE ITALIAN OBLIGATION ADVANCES REGARDLESS OF WHETHER THE OUTSTANDING PRINCIPAL AMOUNT OF THE LOAN AFTER TAKING INTO ACCOUNT ANY SUCH ITALIAN OBLIGATION ADVANCES EXCEEDS OR WOULD EXCEED THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT; PROVIDED THAT UNDER NO CIRCUMSTANCES SHALL THE AGGREGATE PRINCIPAL AMOUNT OF ITALIAN OBLIGATION ADVANCES EXCEED THE DOLLAR CURRENCY EQUIVALENT OF THE THEN OUTSTANDING ITALIAN OBLIGATIONS; NO LENDER, HOWEVER, SHALL HAVE ANY OBLIGATION OR COMMITMENT TO MAKE ANY ADVANCE TO OR FOR THE ACCOUNT OF THE BORROWER UNDER

         THE REVOLVING LOAN (INCLUDING ANY OBLIGATION OR COMMITMENT TO
         PURCHASE ANY PARTICIPATION INTEREST IN THE ITALIAN OBLIGATIONS) UNLESS OTHERWISE AGREED IN WRITING BY SUCH LENDER, IF AND TO THE EXTENT SUCH LENDER'S PRO RATA SHARE OF THE REVOLVING LOAN WOULD EXCEED, WITH THE MAKING OF SUCH ADVANCE OR REIMBURSEMENT, SUCH LENDER'S REVOLVING CREDIT COMMITTED AMOUNT.

                  (m) Section 2.1.10 on pages 57 and 58 of the Credit Agreement is hereby amended to add the following provisions:

         THE AGENT AND THE LENDERS AGREE THAT USAGE OF THE ITALIAN REVOLVING CREDIT FACILITY SHALL BE CONSIDERED USAGE OF THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT FOR PURPOSES OF THIS SECTION 2.1.10.

                  (n) Section 2.1.12 on pages 58 and 59 of the Credit Agreement is hereby amended to the add the following additional provisions:

                  IN ADDITION TO THE REQUIRED AVAILABILITY, THE BORROWER UNDERSTANDS AND AGREES THAT THE AGENT SHALL ESTABLISH AND MAINTAIN AN ADDITIONAL RESERVE AGAINST AVAILABILITY UNDER THE REVOLVING LOAN IN AN AMOUNT EQUAL AT ALL TIMES TO THE DOLLAR CURRENCY EQUIVALENT OF THE MAXIMUM AMOUNT (INCLUDING PRINCIPAL, INTEREST AND FEES) WHICH IS AND/OR MAY BE OUTSTANDING AT ANY TIME AND FROM TIME TO TIME UNDER THE ITALIAN CREDIT FACILITY (THE "ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY"). THE AGENT AND THE LENDERS AGREE THAT THE ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY IS IN SUBSTITUTION FOR, AND IN REPLACEMENT OF, THE PERMITTED ACQUISITION REQUIRED AVAILABILITY AND ACCORDINGLY CONSTITUTES A REPLACEMENT OF A PORTION OF THE REVOLVING CREDIT FACILITY AND NOT A PERMANENT REDUCTION OF THE REVOLVING CREDIT COMMITMENTS. THE BORROWER FURTHER UNDERSTANDS AND AGREES THAT THE AMOUNT OF THE ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY MAY CHANGE FROM TIME TO TIME AS DETERMINED BY THE AGENT IN ITS SOLE DISCRETION TO TAKE INTO ACCOUNT ANY APPLICABLE FOREIGN EXCHANGE FLUCTUATIONS BETWEEN DOLLARS AND EUROS. THE BORROWER FURTHER UNDERSTANDS AND AGREES THAT THE ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY MAY AT ANY TIME AND FROM TIME TO TIME EXCEED THE ITALIAN REVOLVING CREDIT COMMITTED AMOUNT IF AND TO THE EXTENT THE UNPAID BALANCE OF THE DOLLAR CURRENCY EQUIVALENT OF THE ITALIAN OBLIGATIONS EXCEEDS OR IS EXPECTED TO EXCEED THE DOLLAR CURRENCY EQUIVALENT OF THE ITALIAN REVOLVING CREDIT COMMITTED AMOUNT.

                  (o) Section 2.8 of the Credit Agreement is hereby amended to add the following Section 2.8.6:

                  2.8.6    PARTICIPATIONS IN THE ITALIAN OBLIGATIONS.

                  EACH LENDER (INCLUDING BANK OF AMERICA) HEREBY IRREVOCABLY AUTHORIZES BANK OF AMERICA ITALY TO MAKE ADVANCES UNDER THE ITALIAN REVOLVING CREDIT FACILITY IN ACCORDANCE WITH THE PROVISIONS OF THE ITALIAN CREDIT AGREEMENTS. AS OF THE DATE EACH SUCH ITALIAN REVOLVING LOAN IS MADE, EACH LENDER SHALL HAVE AN UNDIVIDED PARTICIPATING INTEREST IN (a) THE RIGHTS AND OBLIGATIONS OF BANK OF AMERICA ITALY UNDER EACH SUCH ITALIAN REVOLVING LOAN, AND (b) THE ITALIAN OBLIGATIONS WITH RESPECT TO SUCH ITALIAN REVOLVING LOAN, IN AN AMOUNT EQUAL TO EACH LENDER'S PRO RATA SHARE THEREOF, SUBJECT

         TO THE RIGHTS OF BANK OF AMERICA ITALY TO RECEIVE AND RETAIN PAYMENT OF ALL OR A PORTION OF THE INTEREST ON THE ITALIAN OBLIGATIONS AS SET FORTH IN THIS SECTION AND ANY FRONTING FEES OR OTHER FEES AS SET FORTH IN THE ITALIAN CREDIT AGREEMENTS. IF THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE FAIL TO PAY TO BANK OF AMERICA ITALY, ANY ITALIAN OBLIGATIONS AS AND WHEN DUE AND PAYABLE (SUBJECT TO ANY APPLICABLE NOTICE, GRACE OR CURE PERIOD), THE AGENT SHALL PROMPTLY NOTIFY EACH OF THE LENDERS AND MAY DEMAND PAYMENT FROM EACH OF THE LENDERS OF SUCH LENDER'S PRO RATA SHARE OF SUCH UNPAID ITALIAN OBLIGATIONS. IN ADDITION, IF ANY AMOUNT PAID TO BANK OF AMERICA ITALY ON ACCOUNT OF THE ITALIAN OBLIGATIONS IS RESCINDED OR REQUIRED TO BE RESTORED OR TURNED OVER BY BANK OF AMERICA ITALY, UPON THE INSOLVENCY, BANKRUPTCY, DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE OR UPON OR AS A RESULT OF THE APPOINTMENT OF A RECEIVER, INTERVENOR, TRUSTEE, CONSERVATOR OR SIMILAR OFFICER FOR THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE, THE AGENT SHALL PROMPTLY NOTIFY EACH OF THE LENDERS AND MAY DEMAND PAYMENT FROM EACH OF THE LENDERS OF ITS PRO RATA SHARE OF ITS PORTION OF THE ITALIAN OBLIGATIONS TO BE REMITTED TO THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE. SUBJECT TO SECTION 2.1.2, EACH OF THE LENDERS IRREVOCABLY AND UNCONDITIONALLY AGREES TO HONOR ANY SUCH DEMANDS FOR PAYMENT UNDER THIS SECTION AND PROMISES TO PAY TO THE ACCOUNT OF THE AGENT FOR THE BENEFIT OF BANK OF AMERICA ITALY ON THE SAME BUSINESS DAY AS DEMANDED THE AMOUNT OF ITS PRO RATA SHARE OF THE ITALIAN OBLIGATIONS IN EUROS, IN IMMEDIATELY AVAILABLE FUNDS, WITHOUT ANY SETOFF, COUNTERCLAIM OR DEDUCTION OF ANY KIND. ANY PAYMENT BY A LENDER HEREUNDER SHALL IN NO WAY RELEASE, DISCHARGE OR LESSEN THE OBLIGATION OF THE ITALIAN HOLDING COMPANY, CAPSOL ITALY, OCIESSE, THE BORROWER OR ANY SUBSIDIARY GUARANTOR TO PAY THE ITALIAN OBLIGATIONS TO BANK OF AMERICA ITALY, IN ACCORDANCE WITH THE PROVISIONS OF THE ITALIAN CREDIT AGREEMENTS. THE DATE ON WHICH A PAYMENT IS MADE BY A LENDER TO THE AGENT FOR THE ACCOUNT OF BANK OF AMERICA ITALY SHALL BE REFERRED TO AS A "ITALIAN PAYMENT DATE".

                  THE OBLIGATION OF EACH OF THE LENDERS TO REMIT THE AMOUNTS OF ITS PRO RATA SHARE OF THE ITALIAN OBLIGATIONS FOR THE ACCOUNT OF BANK OF AMERICA ITALY, PURSUANT TO THIS SECTION SHALL BE UNCONDITIONAL AND IRREVOCABLE UNDER ANY AND ALL CIRCUMSTANCES (BUT SUBJECT TO SECTION 2.1.2) AND MAY NOT BE TERMINATED, SUSPENDED OR DELAYED FOR ANY REASON WHATSOEVER, PROVIDED THAT ALL PAYMENTS OF SUCH AMOUNTS BY EACH OF THE LENDERS SHALL BE WITHOUT PREJUDICE TO THE RIGHTS OF EACH OF THE LENDERS WITH RESPECT TO ANY ALLEGED WILLFUL MISCONDUCT OF BANK OF AMERICA ITALY. ANY CLAIM ANY LENDER MAY HAVE AGAINST BANK OF AMERICA ITALY AS A RESULT OF ANY ALLEGED WILLFUL MISCONDUCT OF BANK OF AMERICA ITALY MAY BE BROUGHT BY SUCH LENDER IN A SEPARATE ACTION AGAINST BANK OF AMERICA ITALY, BUT MAY NOT BE USED AS A DEFENSE TO PAYMENT UNDER THE PROVISIONS OF THIS SECTION.

                  ALL INTEREST ON THE UNPAID PRINCIPAL BALANCE OF THE ITALIAN OBLIGATIONS SHALL BE PAYABLE TO, AND RETAINED BY, BANK OF AMERICA ITALY, EXCEPT WITH

         RESPECT TO THOSE ITALIAN OBLIGATIONS FOR WHICH THE AGENT ON ACCOUNT OF BANK OF AMERICA ITALY, HAS DEMANDED AND RECEIVED PAYMENT FROM A LENDER PURSUANT TO THE PROVISIONS OF THIS SECTION (EACH AN "ITALIAN LENDER PAYMENT"), IN WHICH CASE, THE LENDER MAKING SUCH PAYMENT SHALL BE ENTITLED TO RECEIVE ALL INTEREST PAYABLE ON THE ITALIAN OBLIGATIONS REPRESENTED BY SUCH ITALIAN LENDER PAYMENT AT ALL TIMES FROM AND AFTER THE ITALIAN PAYMENT DATE FOR SUCH ITALIAN LENDER PAYMENT (THE "LENDER'S SHARE OF ITALIAN INTEREST"). ANY PAYMENTS RECEIVED BY BANK OF AMERICA ITALY, WHICH ARE PAYABLE TO A LENDER SHALL BE PAID TO SUCH LENDER IN EUROS IN ACCORDANCE WITH ALL PAYMENTS TO BE MADE BY THE AGENT TO A LENDER UNDER THE PROVISIONS OF SECTION 2.12.

                  EXCEPT TO THE EXTENT THAT AGENT ON BEHALF OF BANK OF AMERICA ITALY SHALL HAVE MADE DEMAND ON THE LENDERS FOR PAYMENT OF THEIR PRO RATA SHARE OF THE ITALIAN OBLIGATIONS (THE "ITALIAN OBLIGATIONS DEMAND DATE"), THE AGENT SHALL REMIT TO EACH LENDER FROM TIME TO TIME (BUT AT LEAST ONCE MONTHLY) SUCH LENDER'S PRO RATA SHARE OF THAT PORTION OF THE INTEREST PAID TO, AND RECEIVED BY, BANK OF AMERICA ITALY, IN COLLECTED FUNDS ON ACCOUNT OF SUCH LENDER'S UNFUNDED ITALIAN OBLIGATIONS CALCULATED AT THE APPLICABLE ITALIAN MARGIN FOR SUCH ITALIAN OBLIGATIONS ONLY; BANK OF AMERICA ITALY SHALL RETAIN ALL INTEREST CALCULATED AT THE EURIBOR BASE RATE. SUCH PAYMENTS SHALL BE PAYABLE TO THE LENDERS IN CONSIDERATION OF THEIR AGREEMENT TO PURCHASE A PARTICIPATION INTEREST IN THE ITALIAN OBLIGATIONS IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, BUT SHALL BE PAYABLE ONLY IF AND TO THE EXTENT BANK OF AMERICA ITALY HAS RECEIVED THE INTEREST PAYMENT WHICH IS THE BASIS FOR SUCH FEE.

                  (p) Section 2.10.7 on page 62 of the Credit Agreement is hereby amended to add the following provisions:

                  IF ANY ASSESSMENTS ARE IMPOSED AND REQUIRED TO BE WITHHELD FROM ANY PAYMENT OF INTEREST BY THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE TO BANK OF AMERICA ITALY ON ACCOUNT OF THE ITALIAN OBLIGATIONS (INCLUDING ANY DISTRIBUTION OF ALL OR ANY PORTION OF ANY SUCH PAYMENT BY BANK OF AMERICA ITALY TO ALL OR ANY OF THE LENDERS), THE BORROWER SHALL (a) INCREASE OR CAUSE THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE, AS APPROPRIATE, TO INCREASE THE AMOUNT OF SUCH PAYMENT SO THAT BANK OF AMERICA ITALY (AND THE LENDERS) WILL RECEIVE A NET AMOUNT (AFTER GIVING EFFECT TO THE PAYMENT OF SUCH ADDITIONAL AMOUNT AND TO THE DEDUCTION OF ALL ASSESSMENTS) EQUAL TO THE AMOUNT OF INTEREST DUE ON ACCOUNT OF THE ITALIAN OBLIGATIONS (AND ANY AMOUNTS DUE TO THE LENDERS IN CONNECTION THEREWITH, AND (b) PAY OR CAUSE THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE TO PAY SUCH ASSESSMENTS TO THE APPROPRIATE TAXING AUTHORITY FOR THE ACCOUNT OF BANK OF AMERICA ITALY AND/OR THE LENDERS, AS APPROPRIATE, AND, AS PROMPTLY AS POSSIBLE THEREAFTER, SEND BANK OF AMERICA ITALY AN ORIGINAL RECEIPT (OR A COPY THEREOF THAT HAS BEEN STAMPED BY THE APPROPRIATE TAXING AUTHORITY TO CERTIFY PAYMENT) SHOWING PAYMENT THEREOF, TOGETHER WITH SUCH

         ADDITIONAL DOCUMENTARY EVIDENCE AS BANK OF AMERICA ITALY MAY FROM TIME TO TIME REASONABLY REQUIRE.

                  (q) Section 3.2 beginning on page 100 of the Credit Agreement is hereby amended to provide that the Collateral secures the Italian Obligations and the Borrower's guaranty of the Italian Obligations. In particular, the Borrower hereby assigns, pledges and grants to the Agent, for the benefit of Bank of America Italy and agrees that the Agent for the benefit of Bank of America Italy shall have a perfected and continuing security interest in, and Lien on, (a) all of the Borrower's Accounts, Inventory, Chattel Paper, Documents, Instruments, Equipment, Securities, and General Intangibles, whether now owned or existing or hereafter acquired or arising, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (e) all cash and non-cash proceeds and products of the foregoing.

                  (r) Section 3.7 on page 105 of the Credit Agreement is hereby amended to provide that the Borrower agrees that the Italian Obligations are and shall be fully and unconditionally and jointly and severally guaranteed by each Subsidiary Guarantor and the joint and several obligations of each Subsidiary Guarantor under the Guaranty are and shall continue to be secured by a first priority Lien (subject only to Permitted Liens) on all Assets and properties of each Subsidiary Guarantor.

                  (s) Section 6.1 is hereby amended to add the following Section 6.1.25:

                  6.1.25 ITALIAN CREDIT AGREEMENTS. THE BORROWER UNDERSTANDS AND AGREES THAT IN ORDER TO PERMIT THE EXPEDITIOUS CLOSING OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, BANK OF AMERICA ITALY HAS AGREED TO MAKE THE ITALIAN CREDIT FACILITY AVAILABLE TO THE ITALIAN HOLDING COMPANY BASED ON THE EXECUTION AND DELIVERY OF CERTAIN INTERIM ITALIAN CREDIT AGREEMENTS. THE BORROWER FURTHER UNDERSTANDS AND AGREES THAT IT IS CONTEMPLATED THAT PROMPTLY FOLLOWING THE CLOSING OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE BORROWER, THE ITALIAN HOLDING COMPANY, OCIESSE AND CAPSOL ITALY WILL EXECUTE AND DELIVER TO BANK OF AMERICA ITALY FINAL ITALIAN CREDIT AGREEMENTS AND THE ITALIAN STOCK PLEDGE AGREEMENT. IN RESPECT THEREOF, THE BORROWER COVENANTS AND AGREES TO EXECUTE AND TO CAUSE THE ITALIAN HOLDING COMPANY, OCIESSE AND CAPSOL ITALY TO EXECUTE AND DELIVER TO BANK OF AMERICA ITALY, THE FINAL ITALIAN CREDIT AGREEMENTS AND THE ITALIAN STOCK PLEDGE AGREEMENT AS SOON AS COMMERCIALLY PRACTICABLE, BUT IN ANY EVENT WITHIN SIXTY (60) DAYS OF THE CLOSING OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION.

                  (t) Section 7.1.10 on page 145 of the Credit Agreement is hereby amended to provide that the occurrence of an event of default (following expiration of any applicable notice, grace and/or cure periods) under the Italian Credit Facility shall constitute an Event of Default under Section
7.1.10 of the Credit Agreement.

                  (u) Section 7.1.13 on page 145 of the Credit Agreement is hereby amended to provide that, except to the extent permitted by Section 6.2.1 of the Credit Agreement, (1) the Borrower's failure to own and control, beneficially and of record, directly or indirectly, one hundred percent (100%) of the issued and outstanding shares of the Italian Holding Company and/or (2) the Italian Holding Company's failure to own and control, beneficially and of record, directly or indirectly, one hundred percent (100%) of the issued and outstanding shares of Capsol Italy and/or Ociesse, shall constitute an Event of Default under Section 7.1.13 of the Credit Agreement.

         3. The terms "this Agreement" as used in the Credit Agreement and the terms "Credit Agreement" as used in any of the Financing Documents shall mean the Credit Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning. Any and all such Financing Documents are deemed hereby amended to reflect the terms and conditions of this Amendment, including, without limitation, the Deeds of Trust.

         4. The Borrower, the Agent and the Lenders will execute such confirmatory instruments with respect to the Credit Agreement and/or any of the Financing Documents as the Agent may reasonably require.

         5. This Amendment may not be amended, changed, modified, altered or terminated without in each instance the prior written consent of the Agent, the Lenders and the Borrower. This Amendment shall be construed in accordance with, and governed by, the laws of the State of Maryland.

         6. The Borrower agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, waive, or otherwise adversely affect the joint and several liability and obligations of the Borrower under the terms of the Credit Agreement.

         7. The Agent and the Lenders acknowledge and agree that to the extent the provisions of the Credit Agreement are contrary to or inconsistent with the Italian Credit Agreement, the provisions of the Credit Agreement shall control and the provisions of the Italian Credit Agreement shall be interpreted in a manner to be consistent with the Credit Agreement.

         8. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

         IN WITNESS WHEREOF, the Borrower, NIM Holdings, Berry UK, the Agent and the Lenders have caused this Amendment to be executed under seal as of the date first above written.

WITNESS:                            BERRY PLASTICS CORPORATION


----------------------------        By:
                                       ----------------------------(Seal)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  NIM HOLDINGS LIMITED


----------------------------        By:
                                       ----------------------------(Seal)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  BERRY PLASTICS UK LIMITED


----------------------------        By:
                                       ----------------------------(Seal)
                                       Name:
                                       Title:


WITNESS:                            BANK OF AMERICA, N.A.,
                                    in its capacity as Agent


----------------------------        By:
                                       ----------------------------(Seal)
                                       David B. Thayer
                                       Senior Vice President


WITNESS:                            BANK OF AMERICA, N.A.,
                                    in its capacity as a Lender


----------------------------        By:
                                       ----------------------------(Seal)
                                       David B. Thayer
                                       Vice President

WITNESS:                            FLEET CAPITAL CORPORATION,
                                    in its capacity as a Lender


----------------------------        By:
                                       ----------------------------(Seal)
                                       Name:
                                       Title:


WITNESS:                            GENERAL ELECTRIC CAPITAL CORPORATION,
                                    in its capacity as a Lender


----------------------------        By:
                                       ----------------------------(Seal)
                                       Name:
                                       Title:


WITNESS:                            HELLER FINANCIAL, INC.
                                    in its capacity as a Lender


----------------------------        By:
                                       ----------------------------(Seal)
                                       Name:
                                       Title:


WITNESS:                            PNC BANK, NATIONAL ASSOCIATION
                                    in its capacity as a Lender


----------------------------        By:
                                       ----------------------------(Seal)
                                       Name:
                                       Title:


WITNESS:                            LASALLE BUSINESS CREDIT, INC.,
                                    in its capacity as a Lender


----------------------------        By:
                                       ----------------------------(Seal)
                                       Name:
                                       Title:

                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------


         BPC HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Parent"), BERRY IOWA CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Iowa"), BERRY TRI-PLAS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Tri-Plas"), AEROCON, INC., a corporation organized and existing under the laws of the State of Delaware ("AeroCon"), BERRY STERLING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Sterling"), BERRY PLASTICS DESIGN CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Design"), PACKERWARE CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PackerWare"), VENTURE PACKAGING, INC., a corporation organized and existing under the laws of the State of Delaware ("Venture Holding"), BERRY PLASTICS TECHNICAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware, formerly known as Venture Packaging Southeast, Inc. ("Venture Southeast"), VENTURE PACKAGING MIDWEST, INC., a corporation organized and existing under the laws of the State of Delaware ("Venture Midwest"), KNIGHT PLASTICS, INC., a corporation organized and existing under the laws of the State of Delaware ("Knight"), CPI HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("CPI"), CARDINAL PACKAGING, INC., a corporation organized and existing under the laws of the State of Ohio ("Cardinal"), and POLY-SEAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Poly-Seal") (the Parent, Berry Iowa, Berry Tri-Plas, AeroCon, Berry Sterling, Berry Design, PackerWare, Venture Holding, Venture Southeast, Venture Midwest, Knight, CPI, Cardinal, and Poly-Seal are herein collectively and individually referred to as the "Guarantor") hereby consent and agree to the foregoing Amendment and hereby acknowledge and agree that (i) the joint and several obligations and liabilities of the Guarantors under and in connection with those certain Guaranty of Payment Agreements and all other Financing Documents executed and delivered in connection with the Obligations (as amended, restated, supplemented or otherwise modified, the "Guaranty Documents") shall include and to the extent necessary are hereby amended to include the Italian Obligations and (ii) neither the execution and delivery of the foregoing Amendment nor any of the terms, provisions and agreements contained in the foregoing Amendment shall in any manner impair, lessen, waive, discharge or otherwise adversely affect the indebtedness, liabilities, and obligations of the Guarantors under and in connection with any and all Financing Documents previously, now or hereafter executed and delivered by either of them, including, without limitation, the Guaranty Documents.

         IN WITNESS WHEREOF, each of the parties hereby have executed and delivered this Acknowledgment under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:                  BERRY IOWA CORPORATION


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  BERRY TRI-PLAS CORPORATION


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  BERRY STERLING CORPORATION


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  AERO CON, INC.


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  PACKERWARE CORPORATION


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:

WITNESS OR ATTEST:                  BERRY PLASTICS DESIGN CORPORATION


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  BPC HOLDING CORPORATION


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  VENTURE PACKAGING, INC.


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  BERRY PLASTICS TECHNICAL SERVICES, INC.,
                                    f/k/a Venture Packaging Southeast, Inc.


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  VENTURE PACKAGING MIDWEST, INC.


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  KNIGHT PLASTICS, INC.


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:

WITNESS OR ATTEST:                  CPI HOLDING CORPORATION


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  CARDINAL PACKAGING, INC.


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title:


WITNESS OR ATTEST:                  POLY-SEAL CORPORATION


----------------------------        By:
                                       ----------------------------(SEAL)
                                       Name:
                                       Title: